UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2018

AMESITE INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55804	82-1433756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East Washington Street

Suite B

Ann Arbor, MI 48104

(Address of Principal Executive Offices)

(650) 516-7633

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2018, at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Amesite Inc. (the “Company”) approved, by the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote, an amendment (the “Amendment”) to the Amesite Inc. 2018 Equity Incentive Plan (the “2018 Plan”) to permit the issuance of incentive stock options and to change the governing law of the 2018 Plan to the State of Michigan.

A detailed description of the 2018 Plan and the Amendment is included in the Company’s Definitive Proxy Statement for the Annual Meeting. The descriptions of the 2018 Plan and the Amendment in this report do not purport to be complete and are qualified by reference to the full text of the 2018 Plan and the Amendment, copies of which are filed as Exhibit 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 9, 2018 (the “Proxy Statement”). Stockholders representing 7,713,107 or 57.17% of the outstanding shares of common stock were present in person or by proxy, representing a quorum for the purposes of the Annual Meeting. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Class I Directors

The Company’s stockholders elected the persons listed below as Class I Directors for a three-year term to expire at the Company’s 2021 annual meeting of stockholders:

	For	Against	Abstentions	Broker Non-Votes
J. Michael Losh	7,713,107	0	0	0
Richard Ogawa	7,713,107	0	0	0

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year ending June 30, 2019.

For	Against	Abstentions	Broker Non-Votes
7,713,107	0	0	0

Proposal No. 3 – Non-Binding Vote on Executive Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
7,713,107	0	0	0

Proposal No. 4 – Non-Binding Vote on Frequency of Executive Compensation Votes

The Company’s stockholders approved, in a non-binding advisory vote that the advisory vote on the compensation of the Named Executive Officers should occur every three years.

One Year	Two Years	Three Years	Abstentions
74,999	16,666	7,621,442	0

Proposal No. 5 Amendments to the 2018 Plan

The Company’s stockholders approved certain amendments to the 2018 Plan to permit the issuance of incentive stock options and to change the governing law of the 2018 Plan to the State of Michigan.

For	Against	Abstentions	Broker Non-Votes
7,713,107	0	0	0

Item 7.01	Regulation FD Disclosure.

The Annual Meeting included a presentation by Ann Marie Sastry, Chief Executive Officer. In the presentation, Dr. Sastry provided an update on recent Company developments. A copy of the presentation is attached as Exhibit 99.1 and incorporated herein by reference. The Company issued a press release on December 18, 2018. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the presentation attached as Exhibits 99.1 and 99.2 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	2018 Plan (incorporated by reference from Exhibit 10.2 the Company’s Current Report on Form 8-K filed with the SEC on May 2, 2018)
10.2	Amendment to 2018 Plan
99.1	Annual Meeting Presentation
99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMESITE INC.

DATE: December 18, 2018	By:	/s/ Ann Marie Sastry
Ann Marie Sastry, Ph.D Chief Executive Officer

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